EXHIBIT 10.2

GENERAL SECURITY AGREEMENT

THIS AGREEMENT dated for reference March 28, 2013 is between:

SPROTT RESOURCE LENDING PARTNERSHIP, a general partnership organized and existing under the laws of the Province of Ontario

(the “Secured Party”)

AND:

VISTA GOLD CORP., a company organized and existing under the laws of the Yukon (incorporation No. 526273)

(the “Debtor”)

PART 1
SECURITY INTERESTS

1.1           Security Interests. For valuable consideration and as security for the payment and performance of the Obligations (as later defined) the Debtor hereby:

(a)
mortgages and charges to the Secured Party, and grants to the Secured Party a security interest in, and the Secured Party hereby takes a security interest in, all of the Debtor’s right, title and interest in and to all of the Debtor’s present and after-acquired personal property and all proceeds thereof (except the property of the Debtor described in paragraph 1.3) of whatsoever nature and kind and wherever situate including, without limiting the generality of the foregoing, all of the Debtor’s right, title and interest in and to all of the Debtor’s present and after-acquired:

(i)
Accounts.  Debts, accounts, claims, monies and choses in action due or owing to or owned by the Debtor, and all books, records, documents, papers and electronically recorded data recording, evidencing, securing or otherwise relating to such debts, accounts, claims, monies and choses in action or any part or parts thereof (collectively “Accounts”);

(ii)
Equipment.  Goods and equipment, including all machinery, fixtures, plants, tools, furniture, vehicles of any kind or description, all spare parts, accessions and accessories located at or installed in or affixed or attached to any of the foregoing, and all drawings, specifications, plans and manuals relating thereto and any other goods that are not Inventory (collectively “Equipment”);

(iii)
Inventory.  Inventory of whatever kind, including all raw materials, materials used or consumed in the business or profession of the Debtor, goods, work in progress, finished goods, returned goods, repossessed goods, goods used for packing, all packaging materials, supplies and containers, materials used in the business of the Debtor whether or not intended for sale and goods acquired or held for sale, lease or resale or furnished or to be furnished under contracts of rental or service (collectively “Inventory”);

(iv)	Other Tangible Personal Property. Chattel paper, documents of title, instruments, money, investment property, and other goods that are not Accounts, Equipment or Inventory;

(v)
Intangibles.  Intangibles and intangible property (except for Accounts) including, without limitation, all contractual rights, licenses, goodwill, patents, trademarks, tradenames, copyrights, other industrial designs and other industrial or intellectual property and undertaking of the Debtor and all other choses in action of the Debtor of every kind which now are, or which may at any time hereafter be, due or owing to or owned by the Debtor and all other intangible property of the Debtor which is not Accounts, goods, chattel paper, documents of title, instruments, money or investment property; and

(b)
grants, mortgages and charges, to and in favour of the Secured Party, as and by way of a floating charge, all of its currently owned and held or hereafter acquired property, assets and undertakings, real and personal, of every nature and kind and wherever situate, except such of its property, assets, undertakings and interests as are validly subject to the mortgages, charges and security interests granted pursuant to paragraph 1.1(a).

1.2           Collateral.  The term “Collateral” means collectively all of the Debtor’s right, title and interest in and to all of the Debtor’s present and after-acquired property (real and personal), assets and undertakings, and all proceeds thereof (except the property of the Debtor described in paragraph 1.3) of whatsoever nature and kind and wherever situate including without limiting the generality of the foregoing all of the property described in paragraphs 1.1(a) and 1.1(b).

1.3           Exclusions.  The mortgages, charges and security interests granted in this Security Agreement do not apply or extend to:

(a)
the last day of any term created by any lease or agreement therefor now held or hereafter acquired by the Debtor, but the Debtor will stand possessed of the reversion thereby remaining in the Debtor of any leasehold premises upon trust for the Secured Party to assign and dispose thereof as the Secured Party or any buyer of such leasehold premises directs;

(b)
any lease or other agreement which contains a provision which provides in effect that such lease or agreement may not be assigned, subleased, charged or encumbered without the leave, licence, consent or approval of the lessor or other party until such leave, licence, consent or approval is obtained, and the security interest created hereby will attach and extend to such lease or agreement as soon as such leave, licence, consent or approval is obtained;

(c)	the issued and outstanding share capital of Vista Minerals (Barbados) Corp. held by the Debtor; or

(d)	any equipment owned by the Debtor that is stored at Continental Cartage Inc., 5545 – 56 Avenue SE, Calgary, AB T2C 4M1, or Custom Landtran, #103, 53016 HWY 60, Acheson, AB T7X 5A7,

(collectively, the “Excluded Property”).

1.4           Intellectual Property.  Nothing in paragraph 1.1 shall be construed as constituting an absolute transfer or assignment of any present or future intellectual property or rights and interests therein, but that paragraph shall still be construed as granting to the Secured Party a security interest in and a charge on all of the Debtor’s present and after-acquired intellectual property and rights and interests in intellectual property.

1.5           Attachment.  The Debtor and the Secured Party do not intend to postpone the attachment of the security interests hereby created, except as provided in paragraph 1.3(b), and except as provided therein the security interests hereby created will attach when:

(a)	this Security Agreement has been executed, or in the case of after-acquired property, such property has been acquired by the Debtor;

(b)	value has been given; and

(c)	the Debtor has rights in the Collateral, or in the case of after-acquired property, acquires rights in the Collateral.

1.6           Notification.  If this Security Agreement grants a security interest in Accounts, before or after an Event of Default (as later defined) has occurred, the Secured Party may notify any debtor of the Debtor on an intangible, chattel paper, or account, or any obligor on an instrument (“Account Debtor”) of the security interest created hereby, and after an Event of Default the Secured Party may notify any Account Debtor to make all payments on Collateral to the Secured Party.  The Debtor acknowledges that the proceeds of all sales, or any payments on or other proceeds of the Collateral, including but not limited to payments on, or other proceeds of, the Collateral received by the Debtor from any Account Debtor, whether before or after notification to such Account Debtor and whether before or after default under this Security Agreement, will be received and held by the Debtor in trust for the Secured Party and will be turned over to the Secured Party upon request, and the Debtor will not commingle any proceeds of or payments on the Collateral with any of the Debtor’s funds or property, but will hold them separate and apart.

1.7           Purchase Money Security Interests.  The security interests created hereby will constitute purchase money security interests to the extent that any of the Obligations are monies advanced by the Secured Party to the Debtor for the purpose of enabling the Debtor to purchase or acquire rights in any of the Collateral and were so used by the Debtor, and a certificate of an officer of the Secured Party as to the extent that the Obligations are monies so advanced and used will be prima facie proof of the purchase money security interests constituted hereby.

1.8           Floating Charge Not a Fixed Charge.  The floating charge on real property created hereby is a floating charge within the meaning of section 203 of the Land Title Act (British Columbia) and does not become a fixed charge on specific land until the occurrence of an Event of Default (as later defined) under paragraph 6.1 below.

1.9           Unlimited Liability Company.  Nothing in this Security Agreement or any other agreement between the Debtor and the Secured Party is intended to, and nothing in this Security Agreement or any other agreement between the Debtor and the Secured Party will, constitute the Secured Party or any person other than the Debtor, a shareholder or member of any unlimited liability company (“ULC”) for the purposes of (to the extent applicable) the Companies Act (Nova Scotia), the Business Corporations Act (Alberta), the Business Corporations Act (British Columbia) or any other applicable incorporation statute which provides for ULCs until notice is given to the Debtor and further steps are taken to register the Secured Party or other person as holder of shares or other interests in the ULC (“ULC Shares”). To the extent that any provision of this Security Agreement would have the effect of constituting the Secured Party as a shareholder or member of a ULC, that provision will be severed from this Security Agreement and ineffective without otherwise invalidating or rendering unenforceable:

(a)	this Security Agreement; or

(b)	that provision to the extent that it relates to Collateral other than ULC Shares.

1.10           Investment Property.  Immediately upon request by the Secured Party after an event of default by the Debtor under the terms of a Credit Agreement dated March 28, 2013 between the Debtor and the Secured Party (as amended, replaced, modified or renewed from time to time, the “Credit Agreement”), other than in respect of any Excluded Property, the Debtor will:

(a)	deliver to the Secured Party each certificated security that is in bearer form;

(b)
deliver to the Secured Party each certificated security that is in registered form and, except for ULC Shares, either endorse the security certificate to the Secured Party or in blank or register the security certificate in the name of the Secured Party or its nominee;

(c)	as directed by the Secured Party, to either:

(i)	cause each uncertificated security to be delivered (as that term is defined in the STA) to the Secured Party; or

(ii)
cause the issuer of each uncertificated security to enter into an agreement in writing (“Control Agreement”) with the Secured Party agreeing that the issuer will comply with instructions originated by the Secured Party without the further consent of the Debtor or any other entitlement holder;

(d)	as directed by the Secured Party, do one of the following:

(i)	cause the Secured Party or its representative to become the entitlement holder of each security entitlement, except for a security entitlement in ULC Shares;

(ii)
cause the securities intermediary to enter into a Control Agreement with the Secured Party agreeing that the securities intermediary will comply with entitlement orders relating to security entitlements that are originated by the Secured Party without the further consent of the Debtor or any other entitlement holder; or

(iii)
cause another person that has control of each securities entitlement on behalf of the Secured Party, or having previously obtained control of the securities entitlement, to acknowledge that the other person has control on behalf of the Secured Party.

(e)
Subject to subparagraph (f) below, the Debtor will be entitled to exercise, or direct the exercise of, all rights conferred by statute or otherwise on a registered holder of investment property with respect to any investment property held directly by the Debtor or its nominee or with respect to any investment property held directly by the Secured Party or its nominee.

(f)	With respect to the Debtor’s rights relating to any investment property:

(i)	those rights will not be exercised in any manner which would be inconsistent with the rights of the Secured Party under this Security Agreement;

(ii)
the Debtor will not, without the prior written consent of the Secured Party, by the exercise of any of such rights or otherwise, permit or agree to any variation of the rights attached to or conferred by any of the investment property, participate in any rights issue, elect to receive or vote in favour of receiving any dividends other than in the form of cash or participate in any vote concerning a dissolution, liquidation, winding-up or similar proceeding of an issuer of investment property, except as expressly permitted by written agreement with the Secured Party; and

(iii)
after an Event of Default occurs, the Secured Party and its representatives may at the Secured Party’s discretion (in the Debtor’s name or otherwise and without any consent or authority on the part of the Debtor) exercise or cause to be exercised in respect of any of the investment property (other than ULC Shares) any voting rights or rights to receive dividends, interest, principal or other payments of money, as the case may be, forming part of the investment property and all other rights conferred on or exercisable by the bearer or holder thereof.

PART 2
OBLIGATIONS SECURED

2.1           Obligations.  This Security Agreement and the security interests hereby created will be continuing security for the payment of all indebtedness, both present and future, and whether arising on current account or otherwise, together with interest thereon and all liabilities, present and future, direct or indirect, absolute or contingent of the Debtor to the Secured Party, including, and without limiting the generality of the foregoing, any advance or re-advance, including every unpaid balance thereof, by the Secured Party to the Debtor, whenever made, and interest thereon to the same extent as if the advance or re-advance had been made at the time of creation of this Security Agreement, and for the performance of all present and future obligations of the Debtor to the Secured Party, whether or not contained in this Security Agreement (which indebtedness, liabilities and obligations are collectively “Obligations”).

PART 3
REPRESENTATIONS AND WARRANTIES

3.1           Representations and Warranties.  The Debtor represents and warrants to the Secured Party the following:

(a)	Corporate Requirements. If the Debtor is a corporation:

(i)	it is duly incorporated and it is in good standing under the laws of the Territory of Yukon;

(ii)	it has the power and authority to carry on the business now being carried on by it and has the full power and authority to execute and deliver this Security Agreement;

(iii)
all necessary and requisite corporate proceedings, resolutions and authorizations have been taken, passed, done and given by it and by its directors to authorize, permit and enable it to execute and deliver this Security Agreement; and

(iv)
the entering into this Security Agreement is not in contravention of any statute, the organizational or constating documents of the Debtor or any agreement or other document to which the Debtor is a party;

(b)
No Actions.  There are no actions or proceedings pending or, to the knowledge of the Debtor, threatened which challenge the validity of this Security Agreement or which might result in a material adverse change in the financial condition of the Debtor or which would materially adversely affect the ability of the Debtor to perform its obligations under this Security Agreement or any document evidencing any indebtedness of the Debtor to the Secured Party;

(c)
Owns Collateral. The Debtor owns, possesses and has good title to all currently held Collateral, free from all security interests, mortgages, charges, encumbrances, liens and claims, except only those, if any, shown in Schedule 1;

(d)	Right and Authority. The Debtor has the right and authority to create the security interests created in this Security Agreement;

(e)	Location of Collateral. The only locations of Collateral (other than Inventory in transit) and the only places the Debtor carries on business are described in Schedule 2;

(f)	Financial Information. All financial information and financial statements supplied to the Secured Party by or for the Debtor:

(i)	are not untrue in any material respect;

(ii)	have revealed all material facts the omission of which would make such information or statements misleading;

(iii)
disclose all facts which materially adversely affect, or so far as the Debtor can reasonably foresee will materially adversely affect, the Debtor’s financial condition, the Collateral or the Debtor’s ability to perform its obligations hereunder; and

(iv)	in the case of financial statements, have been prepared in accordance with generally accepted accounting principles.

3.2           Reliance and Survival.  All representations and warranties of the Debtor made in this Security Agreement or in any certificate or other document delivered by or on behalf of the Debtor for the benefit of the Secured Party are material, will survive the execution and delivery of this Security Agreement and will continue in full force and effect without time limit. The Secured Party will be considered to have relied upon each such representation and warranty in spite of any investigation made by or on behalf of the Secured Party at any time.

3.3           Unlimited Liability Company.  Despite any other provision in this Security Agreement or any other agreement between the Secured Party and the Debtor, the Debtor is the sole registered and beneficial owner of all ULC Shares subject to the security interests created hereby and will remain the owner of all ULC Shares until the ULC Shares are transferred into the name of the Secured Party or another person on the books and records of the ULC issuer thereof.

PART 4
POSITIVE COVENANTS

4.1           Positive Covenants.  The Debtor covenants with the Secured Party the following:

(a)	Defend Collateral. It will defend the Collateral against all claims and demands of all persons claiming the Collateral or an interest therein at any time;

(b)
Lists of Accounts.  If the Collateral includes Accounts, the Debtor will (upon request of the Secured Party in writing) deliver to the Secured Party within 30 days of each calendar month end an aged list of the Accounts as at that particular month end in a form acceptable to the Secured Party;

(c)
Provide Information.  Upon the demand by the Secured Party it will furnish in writing to the Secured Party all information requested concerning the Collateral, and it will promptly advise the Secured Party of the serial number, year, make and model of each serial numbered good at any time included in the Collateral;

(d)
Insurance.  It will insure and keep insured to their full insurable value with a company or companies selected by the Debtor and approved in writing by the Secured Party all the Collateral against such perils as may be prudent having regard to the nature of the Collateral and the business of the Debtor (including an extended coverage insurance clause), and whenever and to the extent required in writing by the Secured Party, the Debtor will:

(i)
furnish a certificate by an independent appraiser or insurance adjuster selected by the Debtor and approved by the Secured Party as to the sufficiency of such insurance, which certificate will be conclusive as against the Debtor both as to the amount of insurance required hereunder and the perils against which coverage is required hereunder, and the Debtor will immediately insure in accordance with such certificate;

(ii)	cause to be included in such policy or policies a mortgage clause in such form as may be approved by the Secured Party;

(iii)
cause to be endorsed in such form as may be required by the Secured Party on the policies evidencing such insurance a notation that any amounts payable under such policies will be paid to the Secured Party as its interest may appear; and

(iv)	deposit with the Secured Party every policy and renewal certificate for such insurance or a certified copy thereof;

(e)
Repair.  It will keep the Collateral in good condition and repair according to the nature and description thereof respectively and if the Debtor neglects to keep the Collateral or any part thereof in good condition and repair then the Secured Party may (but will not be required to) from time to time, without any notice to the Debtor in situations considered by the Secured Party to be emergency situations and otherwise upon not less than 15 days’ notice, make such repairs as it in its sole discretion considers necessary;

(f)
Other Indebtedness.  It will pay and discharge as they become due all payments due and owing under or concerning any other indebtedness created or security given by the Debtor to any person or corporation and will observe, perform and carry out all the terms, covenants, provisions and agreements relating thereto, and any default in payment of any monies due and payable under or relating to any previous indebtedness or security or in the observance, performance or carrying out of any of the terms, covenants, provisions and agreements relating thereto will be considered to be a default hereunder at the option of the Secured Party and any and all remedies available to the Secured Party hereunder by reason of any default hereunder or by law or otherwise will be immediately available to the Secured Party upon any default of the Debtor under the other indebtedness created or security given by the Debtor;

(g)
Right of Inspection.  The Secured Party will have the right whenever it considers reasonably necessary either by its officers or authorized agents to enter upon the Debtor’s premises and to inspect the Collateral, all books of account and records of the Debtor and copies of all returns made from time to time by the Debtor to boards, agencies or governmental departments and to make extracts therefrom, and generally to conduct such examinations as it may see fit, and without limiting the generality of the foregoing the Secured Party may request information from the solicitor, auditor and other advisors and agents of the Debtor for the time being concerning the affairs and the conduct of business of the Debtor, and the Debtor hereby irrevocably authorizes and directs, and this will constitute the sufficient authority and direction to, any such solicitor, auditor or other person to disclose to the Secured Party such information as to any and all matters relating to the affairs and conduct of the business of the Debtor whether of a confidential nature or otherwise and any costs, expenses and outlays which the Secured Party may incur pursuant hereto will be payable immediately by the Debtor to the Secured Party, will bear interest at the highest rate borne by any of the other Obligations and will, together with such interest, form part of the Obligations secured by this Security Agreement;

(h)
Costs of Preparation & Enforcement.  It will pay all costs, charges and expenses of and incidental to the taking, preparation, execution and registering notice (and any amendments and renewals of such notice) of this Security Agreement and in taking, recovering, keeping possession of or inspecting the Collateral and generally in any other proceedings taken in enforcing the remedies in this Security Agreement or otherwise in connection with this Security Agreement or by reason of non-payment or procuring payment of the monies hereby secured;

(i)
Costs Caused by Default.  If the Debtor defaults in any covenant to be performed by it hereunder, the Secured Party may, but is not required to, perform any covenant of the Debtor capable of being performed by the Secured Party, and if the Secured Party is put to any costs, charges, expenses or outlays to perform any such covenant, the Debtor will indemnify the Secured Party for such costs, charges, expenses or outlays and such costs, charges, expenses or outlays (including solicitors’ fees and charges incurred by the Secured Party on an “own client” basis) will be payable immediately by the Debtor to the Secured Party, will bear interest at the highest rate borne by any of the other Obligations and will, together with such interest, form part of the Obligations secured by this Security Agreement;

(j)
Court Costs.  In any judicial proceedings taken to cancel this Security Agreement or to enforce this Security Agreement and the covenants of the Debtor hereunder the Secured Party will be entitled to special costs.  Any costs so recovered will be credited against any solicitors’ fees and charges paid or incurred by the Secured Party relating to the matters in respect of which the costs were awarded and which have been added to the monies secured hereunder pursuant to the foregoing clause;

(k)
Notice of Litigation.  It will give written notice to the Secured Party of all litigation or other claims before any court, administrative board or other tribunal affecting the Debtor or the Collateral or any part thereof;

(l)
Payments.  It will promptly pay or remit all amounts which if left unpaid or unremitted might give rise to a lien or charge on any of the Collateral ranking or purporting to rank in priority to any security interest created by this Security Agreement;

(m)
Further Assurances.  It will do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered, such further acts, deeds, mortgages, transfers and assurances as the Secured Party may reasonably require for the better assuring, charging, assigning and conferring unto the Secured Party the Collateral and the security interests intended to be created hereunder, for the purpose of accomplishing and effecting the intention of this Security Agreement;

(n)
Purchase Monies.  If the Secured Party advances money to the Debtor for the purpose of enabling the Debtor to purchase or acquire rights in any Collateral the Debtor will use such money only for that purpose and will promptly provide the Secured Party with evidence that such money was so applied; and

(o)
Governing Law.  The Debtor will require that any agreement to which it and any securities intermediary are a party in respect of any security entitlement or security account included in or relating to any Collateral will specify that the laws of the province of British Columbia, or such other laws consented to by the Secured Party in writing, will be that securities intermediary’s jurisdiction for the purposes of that agreement, the STA and the PPSA.

PART 5
NEGATIVE COVENANTS

5.1           Negative Covenants.  The Debtor covenants and agrees with the Secured Party that it will not, without the prior written consent of the Secured Party:

(a)	Amalgamate. Amalgamate or otherwise merge its business with the business of any other person;

(b)
Continue. Except for the proposed continuance of the Debtor from the Yukon to British Columbia under the Business Corporations Act (British Columbia), continue from the jurisdiction which presently exercises primary corporate governance over the affairs of the Debtor;

(c)
Permit Charges.  Permit the Collateral or any part or parts thereof to become subject to any mortgage, charge, lien, encumbrance or security interest, whether made, given or created by the Debtor or otherwise except Permitted Liens (as such terms is defined in the credit agreement dated March 28, 2013 between the Secured Party as lender and the Debtor as borrower (the “Credit Agreement”) or as permitted by Schedule 1, if any;

(d)
Sell Collateral.  Except as permitted in paragraph 5.2 or the Credit Agreement, sell, lease or otherwise dispose of the Collateral or any part or parts thereof (and in the event of any sale, lease or other disposition permitted or consented to it will pay the proceeds to the Secured Party);

(e)	Abandon Collateral. Release, surrender or abandon the Collateral or any part or parts thereof;

(f)	Move Collateral. Move the Collateral or any part or parts thereof from its present location or locations (and will promptly advise the Secured Party of the new location or locations);

(g)	Accessions. Permit any of the Collateral to become an accession to any property other than other Collateral;

(h)	Control Agreements. Consent to, and represents and warrants to the Secured Party that it has not previously consented to:

(i)
the entering into by any issuer of uncertificated securities included in or relating to the Collateral of a Control Agreement in respect of those uncertificated securities with any person other than the Secured Party or such nominee or agent as it may direct; or

(ii)
the entering into by any securities intermediary for any securities accounts, security entitlements or other investment property other than uncertificated securities included in or relating to the Collateral, of a Control Agreement in respect of such securities accounts, security entitlements or other investment property with any person other than the Secured Party or such nominee or agent as it may direct.

5.2           Sale of Inventory.  If this Security Agreement grants a security interest in Inventory, until an Event of Default has occurred and the Secured Party has determined to enforce the security interests hereby created, the Debtor may only sell Inventory in the ordinary course of business and provided that all sales will be on commercially reasonable terms, and all proceeds of sales will, upon demand, immediately be paid over to the Secured Party.

5.3           Sale of Equipment.  If this Security Agreement grants a security interest in Equipment, until an Event of Default has occurred and the Secured Party has determined to enforce the security interests hereby created, the Debtor may sell Equipment:

(a)	which is replaced by Equipment of like or superior quality and capacity (“Replacement Equipment”);

(b)	which is obsolete, worn out or otherwise no longer used or useful to the Debtor in its business; or

and the proceeds of which are either applied to the purchase price of Replacement Equipment or paid to the Secured Party to be held as security for, or applied to reduce, the Obligations, as the Secured Party sees fit.  Provided that, the sale of any Excluded Property is exempt from the terms of this Section 5.3.

PART 6
DEFAULT AND ENFORCEMENT

6.1           Events of Default.  The happening of any one or more of the events of default set forth in Section 14 of the Credit Agreement will constitute an event of default under this Security Agreement (“Event of Default”).

6.2           Acceleration.  If an Event of Default occurs the Secured Party, in its sole and absolute discretion, may declare all or any part of the Obligations (whether or not by their terms payable on demand) immediately due and payable, without any further demand or notice of any kind.

6.3           Demand Obligations.  The Debtor agrees that the provisions of paragraph 6.1 and paragraph 6.2 will not affect the demand nature of any indebtedness or obligations payable on demand and the Secured Party may demand payment of such indebtedness and obligations at any time without restriction, whether or not the Debtor has complied with the provisions of this Security Agreement or any other instrument between the Debtor and the Secured Party.

6.4           Security Interests Enforceable.  The occurrence of an Event of Default will cause the security interests created hereby to become enforceable without the need for any action or notice by the Secured Party.

6.5           Remedies of the Secured Party.  If the security interests hereby created become enforceable, the Secured Party may enforce its rights by any one or more of the following remedies:

(a)
Take Possession.  By taking possession of the Collateral or any part thereof, and collecting, demanding, suing, enforcing, recovering, receiving and otherwise getting in the Collateral, and for that purpose entering into and upon any lands, tenements, buildings, houses and premises and doing any act and taking any proceedings in the name of the Debtor, or otherwise, as the Secured Party considers necessary;

(b)	Court Appointed Receiver. By proceedings in any court of competent jurisdiction for the appointment of a receiver or receiver-manager of all or any part of the Collateral;

(c)	Court Ordered Sale. By proceedings in any court of competent jurisdiction for the sale or foreclosure of all or any part of the Collateral;

(d)	File Proofs of Claim. By filing of proofs of claim and other documents to establish its claims in any proceeding or proceedings relating to the Debtor;

(e)	Appoint Receiver. By appointment by instrument in writing of a receiver or receiver-manager of all or any part of the Collateral;

(f)	Sale or Lease. By sale or lease by the Secured Party of all or any part of the Collateral (whether or not it has taken possession of the Collateral);

(g)	Voluntary Foreclosure. By retaining any of the Collateral in satisfaction of all or part of the Obligations, in accordance with paragraph 6.11;

(h)
Other Remedies.  By any other remedy or proceeding authorized or permitted hereby or by law or equity (including all of the rights and remedies of a secured party under the Personal Property Security Act in effect from time to time);

and in exercising, delaying in exercising or failing to exercise, any such right or remedy the Secured Party will not incur any liability to the Debtor.

6.6           Power of Sale.  The provisions of paragraph 6.7(g) will apply, mutatis mutandis, to a sale or lease of any of the Collateral by the Secured Party under paragraph 6.5(f).

6.7           Receiver or Receiver-Manager.  Any time after the security interests hereby created have become enforceable, the Secured Party may from time to time appoint in writing any qualified person to be a receiver or receiver-manager (“Receiver”) of the Collateral and may likewise remove any such person so appointed and appoint another qualified person in his stead.  Any Receiver appointed hereunder will have the following powers:

(a)
Take Possession. To take possession of the Collateral or any part thereof, and to collect and get in the Collateral and for that purpose to enter into and upon any lands, tenements, buildings, houses and premises wheresoever and whatsoever and to do any act and take any proceedings in the name of the Debtor, or otherwise, as the Receiver considers necessary;

(b)
Carry On Business.  If this Security Agreement creates security interests in substantially all of the Debtor’s present and after-acquired personal property, to carry on or concur in carrying on the business of the Debtor (including, without limiting the generality of the powers contained in this Security Agreement, the payment of the obligations of the Debtor whether or not they are due and the cancellation or amendment of any contracts between the Debtor and any other person) and the employment and discharge of such agents, managers, clerks, accountants, servants, workmen and others upon such terms and with such salaries, wages or remuneration as the Receiver thinks proper;

(c)	Repair. To repair and keep in repair the Collateral or any part or parts thereof and to do all necessary acts and things for the protection of the Collateral;

(d)
Arrangements.  To make any arrangement or compromise which the Receiver thinks expedient in the interests of the Secured Party or the Debtor and to assent to any modification or change in or omission from the provisions of this Security Agreement;

(e)
Exchange.  To exchange any part or parts of the Collateral for any other property suitable for the purposes of the Debtor upon such terms as may seem expedient and either with or without payment or exchange of money or equality of exchange or otherwise;

(f)
Borrow. To raise on the security of the Collateral or any part or parts thereof, by mortgage, charge or otherwise any sum of money required for the repair, insurance or protection thereof, or any other purposes mentioned in this Security Agreement, or as may be required to pay off or discharge any lien, charge or encumbrance upon the Collateral or any part thereof, which would or might have priority over the security interests hereby created;

(g)	Sell or Lease. Whether or not the Receiver has taken possession, to sell or lease or concur in the sale or leasing of any of the Collateral or any part or parts thereof after giving the Debtor not less than 20 days’ written notice of the Receiver’s intention to sell or lease, and to carry any such sale or lease into effect by conveying, transferring, letting or assigning in the name of or on behalf of the Debtor or otherwise; and any such sale or lease may be made either at public sale or lease (including public auction or closed tender), or by private sale or lease, as the Receiver may determine and any such sale or lease may be made from time to time as to the whole or any part or parts of the Collateral; and the Receiver may make any stipulations as to title or conveyance or otherwise which the Receiver considers proper; and the Receiver may rescind or vary any contract for the sale or lease of any of the Collateral or any part or parts thereof, and may resell and re-lease without being answerable for any loss occasioned thereby; and the Receiver may sell or lease any of the Collateral for cash or credit, or part cash and part credit, or otherwise as may appear to be most advantageous, and at such prices as can be reasonably obtained therefor, and in the event of a sale or lease on credit neither the Receiver nor the Secured Party will be accountable for or charged with any monies until actually received.

6.8           Liability of Receiver.  The Receiver appointed and exercising powers under the provisions hereof will not be liable for any loss howsoever arising unless the loss is caused by the Receiver’s own gross negligence or wilful default, and the Receiver will when so appointed be considered to be the agent of the Debtor and the Debtor will be solely responsible for the Receiver’s acts and defaults and for the Receiver’s remuneration.

6.9           Effect of Appointment of Receiver.  As soon as the Secured Party takes possession of any Collateral or appoints a Receiver, all powers, functions, rights and privileges of the directors and officers of the Debtor concerning the Collateral will cease, unless specifically continued by the written consent of the Secured Party or the Receiver.

6.10           Validity of Sale or Lease.  No buyer at any sale and no lessee under any lease purporting to be made in pursuance of the powers set out in paragraph 6.5(f) and paragraph 6.7(g) will be bound to see or enquire whether any default has been made or continues or whether any notice required hereunder has been given or as to the necessity or expediency of the stipulations subject to which sale or lease has been made or otherwise as to the propriety of such sale or lease, or the regularity of proceedings or be affected by notice that such default has been made or continues or notice given as aforesaid, or that the sale or lease is otherwise unnecessary, improper or irregular; and in spite of any impropriety or irregularity or notice thereof to such buyer or lessee the sale or lease to such buyer or lessee will be considered to be within the aforesaid power and to be valid accordingly and the remedy (if any) of the Debtor in respect of any impropriety or irregularity whatsoever in any such sale or lease will be in damages only.

6.11           Voluntary Foreclosure.  The Secured Party may elect to retain any of the Collateral in satisfaction of the Obligations or any of them.  The Secured Party may designate any part of the Obligations to be satisfied by the retention of particular Collateral which the Secured Party considers to have a net realizable value approximating the amount of the designated part of the Obligations, in which case only the designated part of the Obligations will be considered to be satisfied by the retention of the particular Collateral.

6.12           Proceeds of Disposition.  The proceeds of the sale, lease or other disposition of the whole or any part of the Collateral will be applied as follows:

(a)	FIRSTLY to pay and discharge all rents, taxes, rates, insurance premiums and out-goings affecting the Collateral;

(b)	SECONDLY to pay all costs and expenses of taking possession and/or sale or lease or otherwise (including the Receiver’s remuneration, if any);

(c)	THIRDLY to pay such amounts as are necessary to keep in good standing all liens and charges on the Collateral ranking in priority to the security interests hereby created;

(d)	FOURTHLY to pay any principal, interest and other monies due and payable hereunder (in such order as the Secured Party may require); and

(e)	if any surplus remains in the hands of the Receiver or the Secured Party then the Debtor will be entitled to such surplus but only upon demand in writing made therefor.

6.13           No Set-Off Etc.  The Obligations will be paid by the Debtor without regard to any equities between the Debtor and the Secured Party or any right of set-off, combination of accounts, cross-claim or counterclaim.  Any indebtedness owing by the Secured Party to the Debtor may be set off or applied against, or combined with, the Obligations by the Secured Party at any time, either before or after maturity, without demand upon, or notice to, anyone.

6.14           Deficiency.  If the proceeds of the realization of the Collateral are insufficient to fully pay to the Secured Party the Obligations, the Debtor will immediately pay such deficiency or cause it to be paid to the Secured Party.

6.15           Waiver.  The Secured Party may waive any breach by the Debtor of any of the provisions contained in this Security Agreement or any Event of Default, provided always that no act or omission of the Secured Party will extend to or be taken in any manner whatsoever to affect any subsequent breach or Event of Default or the rights resulting therefrom.

6.16           Time for Payment.  If the Secured Party demands payment of any Obligations which are payable on demand or if any Obligations are otherwise due by maturity or acceleration, it will be considered reasonable for the Secured Party to exercise its remedies immediately if such payment is not made, and any days of grace or any time for payment which might otherwise be required to be given to the Debtor by applicable law is hereby irrevocably waived.

PART 7
NOTICES

7.1           Notices.  In this Security Agreement:

(a)
Any notice or communication required or permitted to be given under this Security Agreement will be in writing and will be considered to have been given if delivered by hand, transmitted by facsimile transmission or mailed by prepaid registered post in Canada, to the address or facsimile transmission number of each party set out below:

(i)	if to Secured Party:

Sprott Resource Lending Partnership
Suite 2750, 200 Bay Street
Toronto, Ontario,
M5J 2J2

Attention:                 Chief Financial Officer
Fax No:                      (416) 977-9555

(ii)	if to Debtor:

Vista Gold Corp.
7961 Shaffer Parkway, Suite 5
Littleton, Colorado  80127

Attention:                 Jack Engele
Fax No:                      (720) 981-1186

or to such other address or facsimile transmission number as any party may designate in the manner set out above.

(b)	Any notice or communication will be considered to have been received:

(i)	if delivered by hand during business hours, upon receipt by a responsible representative of the receiver, and if not delivery during business hours, upon the commencement of the next business day;

(ii)
if sent by facsimile transmission during business hours, upon the sender receiving confirmation of the transmission, and if not transmitted during business hours, upon the commencement of the next business day; and

(iii)
if mailed by prepaid registered post in Canada, upon the fifth business day following posting; except that, in the case of a disruption or an impending or threatened disruption in postal services every notice or communication will be delivered by hand or sent by facsimile transmission.

(c)	In this Security Agreement “business day” will mean a day which is not a Saturday or defined as a “holiday” under the Interpretation Act (British Columbia), as amended or replaced from time to time.

PART 8
GENERAL

8.1           No Automatic Discharge.  This Security Agreement will not be or be considered to have been discharged by reason only of the Debtor ceasing to be indebted or under any liability, direct or indirect, absolute or contingent, to the Secured Party.

8.2           Discharge.  If at any time there are no Obligations then outstanding and the Debtor is not in default of any of the covenants, terms and provisos on the Debtor’s part contained in this Security Agreement, then, at the request and at the expense of the Debtor and upon payment by the Debtor to the Secured Party of the Secured Party’s reasonable discharge fee for discharging a security agreement, the Secured Party will cancel and discharge this Security Agreement and the security interests granted in this Security Agreement and the Secured Party will execute and deliver to the Debtor all such documents as are required to effect such discharge.

8.3           No Obligation to Advance.  The Debtor acknowledges and agrees that none of the preparation, execution or registration of notice of this Security Agreement will bind the Secured Party to advance the monies hereby secured nor will the advance of a part of the monies hereby secured bind the Secured Party to advance any unadvanced portion thereof.

8.4           Security Additional.  The Debtor agrees that the security interests created by this Security Agreement are in addition to and not in substitution for any other security now or hereafter held by the Secured Party.

8.5           Realization.  The Debtor acknowledges and agrees that the Secured Party may realize upon various securities securing the Obligations or any part thereof in such order as it may be advised and any such realization by any means upon any security or any part thereof will not bar realization upon any other security or the security hereby constituted or parts thereof.

8.6           No Merger.  This Security Agreement will not operate to create any merger or discharge of any of the Obligations, or of any assignment, transfer, guarantee, lien, contract, promissory note, bill of exchange or security interest held or which may hereafter be held by the Secured Party from the Debtor or from any other person whomsoever.  The taking of a judgment concerning any of the Obligations will not operate as a merger of any of the covenants contained in this Security Agreement.

8.7           Extensions.  The Secured Party may grant extensions of time and other indulgences, take and give up security, accept compositions, compound, compromise, settle, grant releases and discharges, refrain from perfecting or maintaining perfection of security interests and otherwise deal with the Debtor, Account Debtors, sureties and others and with the Collateral and other security interests as the Secured Party may see fit without prejudice to the liability of the Debtor or to the Secured Party’s right to hold and realize on the security constituted by this Security Agreement.

8.8           Provisions Reasonable.  The Debtor acknowledges that the provisions of this Security Agreement and, in particular, those provisions respecting rights, remedies and powers of the Secured Party or any Receiver against the Debtor, its business and any Collateral are commercially reasonable.

8.9           Assignment.  The Secured Party may, without notice to the Debtor, at any time assign, transfer or grant a security interest in this Security Agreement and the security interests hereby granted.   The Debtor expressly agrees that the assignee, transferee or secured party, as the case may be, will have all of the Secured Party’s rights and remedies under this Security Agreement and the Debtor will not assert any defence, cross-claim, counterclaim, right of set-off or otherwise any claim which the Debtor now has or hereafter acquires against the Secured Party in any action commenced by any such assignee, transferee or secured party, as the case may be, and will pay the Obligations to the assignee, transferee or secured party, as the case may be, as the Obligations become due.

8.10           Appropriation of Payments.  Any and all payments made in respect of the Obligations from time to time and monies realized from any security interests held therefor (including monies collected in accordance with or realized on any enforcement of this Security Agreement) may be applied to such part or parts of the Obligations as the Secured Party may see fit and the Secured Party may at all times and from time to time change any appropriation as the Secured Party may see fit.

8.11           No Representations.  The Debtor acknowledges and agrees that the Secured Party has made no representations or warranties other than those contained in this Security Agreement.

8.12           Use of Collateral by Debtor.  Except as provided herein, until an Event of Default occurs the Debtor will be entitled to possess, operate, collect, use and enjoy the Collateral in any manner not inconsistent with the terms hereof.

8.13           Modifications, Etc.  No modification or amendment of this Security Agreement will be effective unless in writing and executed by the Debtor and the Secured Party and no waiver of any of the provisions of this Security Agreement will be effective unless in writing and signed by the party waiving the provision.

8.14           Disclosure of Information.  The Debtor consents to the Secured Party, in compliance or purported compliance with any statutory disclosure requirements, disclosing information about the Debtor, this Security Agreement, the Collateral and the Obligations to any person the Secured Party believes is entitled to such information and the Debtor acknowledges and agrees that the Secured Party may charge and retain a reasonable fee and its costs incurred in providing such information.

8.15           Statutory Waivers.  To the fullest extent permitted by law, the Debtor waives all of the rights, benefits and protections given by the provisions of any existing or future statute which imposes limitations upon the powers, rights or remedies of a secured party or upon the methods of realization of security, including any seize or sue or anti-deficiency statute or any similar provisions of any other statute.

PART 9
INTERPRETATION

9.1           Incorporated Definitions.  In this Security Agreement words which are defined in the British Columbia Personal Property Security Act (“PPSA”) or the British Columbia Securities Transfer Act (“STA”) which are not defined in this Security Agreement will have the respective meanings given to them in the PPSA or the STA.

9.2           Headings.  The headings in this Security Agreement are inserted for convenience of reference only and will not affect the construction or interpretation of this Security Agreement.

9.3           Generally Accepted Accounting Principles.  References in this Security Agreement to generally accepted accounting principles will be interpreted as references to generally accepted accounting principles in effect in the United States from time to time.

9.4           Severability.  If any provision contained in this Security Agreement is invalid or unenforceable the remainder of this Security Agreement will not be affected thereby and each provision of this Security Agreement will separately be valid and enforceable to the fullest extent permitted by law.

9.5           Laws of British Columbia.  This Security Agreement is governed by, and construed in accordance with, the laws of the Province of British Columbia and the Debtor submits to the non-exclusive jurisdiction of the courts of British Columbia concerning this Security Agreement.

9.6           Joint Obligations.  If more than one person is the Debtor, the agreements of, and all obligations and covenants to be performed and observed by, the Debtor hereunder will be the joint and several agreements, obligations and covenants of each of the persons comprising the Debtor and any request or authorization given to the Secured Party by any of the persons comprising the Debtor will be considered to be the joint and several requests or authorizations of each of the persons comprising the Debtor.

9.7           Time of Essence.  Time will be of the essence hereof.

9.8           Number and Gender.  In this Security Agreement, words in the singular include the plural and vice-versa and words in one gender include all genders.

9.9           Counterparts.  This Security Agreement may be signed by original or facsimile and, if applicable, executed in any number of counterparts, and each executed counterpart will be considered to be an original.  All executed counterparts taken together will constitute one agreement.

9.10           Enurement.  This Security Agreement will enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

9.11           Relationship to Credit Agreement.  In the event of any conflict between the terms of this Security Agreement and the terms of the Credit Agreement, the terms of the Credit Agreement shall prevail.

PART 10
ACKNOWLEDGMENT AND WAIVER

10.1           Acknowledgment and Waiver.  The Debtor:

(a)	acknowledges receiving a copy of this Security Agreement; and

(b)
waives all rights to receive from the Secured Party a copy of any financing statement, financing change statement or verification statement filed or issued, as the case may be, at any time in respect of this Security Agreement or any amendments hereto.

TO EVIDENCE ITS AGREEMENT the Debtor has executed this Security Agreement on the date first appearing above.

VISTA GOLD CORP.

By:

___________________________
Authorized Signatory

SCHEDULE 1

Prior Security Interests

None.

SCHEDULE 2

Debtor’s Place(s) of Business

7961 Shaffer Parkway, Suite 5
Littleton, Colorado  80127

Location(s) of Collateral

7961 Shaffer Parkway, Suite 5
Littleton, Colorado  80127